EXHIBIT 32.1

CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER AND
PRINCIPAL FINANCIAL OFFICER PURSUANT TO
18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002

We, Steven J. Goldman, Chairman of the Board and Chief Executive Officer, and Paul E. Ross, Vice President—Finance, Treasurer and Chief Financial Officer of Power-One, Inc. (the “Company”), do hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to our knowledge:

(i)            The Form 10-Q for the Quarter Ended June 30, 2005 of the Company, as filed with the Securities and Exchange Commission (the “Report”), fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934; and

(ii)        The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: August 11, 2005

/s/ STEVEN J. GOLDMAN
Steven J. Goldman
Chairman of the Board and Chief Executive Officer
(Principal Executive Officer)

/s/ PAUL E. ROSS
Paul E. Ross
Vice President—Finance, Treasurer and
Chief Financial Officer
(Principal Financial Officer)